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                            THE ROCKLAND GROWTH FUND
      SUPPLEMENT TO INSTITUTIONAL CLASS PROSPECTUS DATED NOVEMBER 14, 1996



INSTITUTIONAL CLASS AUTOMATIC INVESTMENT PLAN

     Once you have made an initial investment in the Institutional class, the Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. To establish the AIP, complete the Fund's AIP application. Under the AIP, you may choose to make investments on the day of your choosing (or the next business day thereafter) from your financial institution in amounts of $250 or more. You can set up the AIP with any financial institution that is a member of the Automated Clearing House. There is no service fee for participating in the AIP.
However, a service fee of $20 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account.

     The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

     Under certain circumstances (such as discontinuation of the AIP before the Institutional class minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $10,000), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

     This information supplements the discussion under "HOW TO PURCHASE FUND SHARES" and "SUMMARY - Purchase and Redemptions" on pages 8 and 3 of the Fund's Institutional Class Prospectus. This Supplement should be retained with your Prospectus for future reference.


                The date of this Supplement is December 2, 1996.